GUIDESTONE FUNDS
Supplement dated March 1, 2021
to
Prospectus dated May 1, 2020
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.         PRINCIPAL INVESTMENT STRATEGIES CHANGES TO THE
LOW-DURATION BOND FUND
In the section “Principal Investment Strategies” for the Low-Duration Bond Fund, on page 66, the third and fifth bullet points are deleted in their entirety and replaced with the following:
•	The average credit quality rating for the Fund’s portfolio will be greater than or equal to “A” as rated by Moody’s Investor Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”). The Fund invests primarily in investment grade securities but may invest up to 15% of its assets in below-investment grade securities (i.e., high yield securities or junk bonds) rated “Ba” or higher by Moody’s or the equivalent by S&P Global Ratings or Fitch (or if unrated, determined by the Adviser or a Sub-Adviser to be the same quality). Mortgage- and asset-backed securities held by the fund may include those backed by loans to subprime borrowers. If an investment held by the Fund is downgraded below a “Ba” or equivalent rating, the Adviser or Sub-Adviser will take action that it believes to be advantageous for the Fund.
•	The Fund may hold up to 30% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.
II.         PORTFOLIO MANAGER UPDATES FOR THE DEFENSIVE MARKET STRATEGIES® FUND
In the section “Sub-Advisers and Portfolio Managers” for the Defensive Market Strategies® Fund, beginning on page 104, the disclosure for Shenkman Capital Management, Inc. (“Shenkman”) is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President and Portfolio Manager	Since July 2015
Mark R. Shenkman President	Since September 2011
Justin W. Slatky Executive Vice President and Chief Investment Officer	Since October 2016
Thomas Whitley Vice President and Portfolio Manager	Since January 2019
Under the heading “Sub-Advisers,” the disclosure pertaining to Shenkman for the Defensive Market Strategies® Fund, beginning on page 182, is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President. Since its inception, Shenkman’s business has been focused on researching and investing across the entire capital structure of highly leveraged companies through in-depth, bottom-up, fundamental credit analysis. As of December 31, 2020, the firm had assets under management of approximately $27.3 billion, which includes $2.5
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billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Mr. Shenkman and Justin W. Slatky, Executive Vice President and Chief Investment Officer, have responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Fund assigned to Shenkman is conducted by Jordan Barrow, Senior Vice President and Portfolio Manager, and Thomas Whitley, Vice President and Portfolio Manager. Messrs. Slatky, Barrow and Whitley have all been with the firm for more than five years.
III.         PORTFOLIO MANAGER UPDATES FOR THE GLOBAL REAL ESTATE SECURITIES FUND
In the section “Sub-Advisers and Portfolio Managers” for the Global Real Estate Securities Fund, on page 115, the disclosure for Heitman Real Estate Securities LLC (“Heitman”) is deleted in its entirety and replaced with the following:
Heitman Real Estate Securities LLC
Jerry Ehlinger, CFA Group Head and Chief Investment Officer	Since December 2013
Charles Harbin, CFA Senior Vice President and Portfolio Manager – North America	Since January 2020
Jacques Perdrix Senior Vice President and Portfolio Manager – Europe	Since November 2017
Mathew Spencer Global Portfolio Manager	Since January 2020
John White Senior Managing Director - Global Investment Strategist and Portfolio Manager – Asia Pacific	Since September 2013
Jeffrey Yurk, CFA Senior Vice President and Portfolio Manager – North America	Since January 2020

Under the heading “Sub-Advisers,” the disclosure pertaining to Heitman for the Global Real Estate Securities Fund, on page 183, is deleted in its entirety and replaced with the following:
Heitman Real Estate Securities LLC (“HRES”), 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, Heitman LLC, the parent of Heitman, was founded in 1966 in Chicago and had approximately $43.5 billion in assets under management as of December 31, 2020. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by six portfolio managers: Jerry Ehlinger, CFA, Group Head and Chief Investment Officer; Charles Harbin, CFA, Senior Vice President and Portfolio Manager – North America; Mathew Spencer, Global Portfolio Manager; Jeffrey Yurk, CFA, Senior Vice President and Portfolio Manager – North America; John White, Senior Managing Director – Global Investment Strategist and Portfolio Manager – Asia-Pacific; and Jacques Perdrix, Senior Vice President and Portfolio Manager – Europe. The six portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Ehlinger, Harbin, Spencer, Yurk, White and Perdrix have five years or more service with Heitman.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated March 1, 2021
to
Statement of Additional Information (“SAI”) dated May 1, 2020
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         ADDITION OF OFFICER
Under the section entitled Information About Each Trustee’s Qualifications, Experience, Attributes or Skills, beginning on page 53, the following information is added in alphabetical order to the portion of the table listing the Officers Who Are Not Trustees:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone Financial Resources, 2021 – present; Portfolio Manager, GuideStone Financial Resources, 2019 – 2021; Senior Investment Analyst, GuideStone Financial Resources, 2017 – 2019; Senior Investment Analyst, First Command Financial Services, 2013 – 2017.	N/A	N/A

II.         CHANGE OF CONTROL FOR THE MYDESTINATION 2015 FUND, MYDESTINATION 2025 FUND, MYDESTINATION 2035 FUND, MYDESTINATION 2045 FUND, MYDESTINATION 2055 FUND, CONSERVATIVE ALLOCATION FUND, BALANCED ALLOCATION FUND, GROWTH ALLOCATION FUND, AGGRESSIVE ALLOCATION FUND, LOW-DURATION BOND FUND, MEDIUM-DURATION BOND FUND, GLOBAL BOND FUND, STRATEGIC ALTERNATIVES FUND, DEFENSIVE MARKET STRATEGIES® FUND, EQUITY INDEX FUND, GLOBAL REAL ESTATE SECURITIES FUND, VALUE EQUITY FUND, GROWTH EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, INTERNATIONAL EQUITY FUND AND EMERGING MARKETS EQUITY FUND
On October 8, 2020, Parametric Portfolio Associates LLC (“Parametric”) announced that its parent, Eaton Vance Corp. (“Eaton Vance”), had entered into a definitive agreement to be acquired by Morgan Stanley (the “Acquisition”). Upon close of the Acquisition, Eaton Vance and its affiliates, including Parametric, will become part of Morgan Stanley Investment Management, which along with its affiliates is the investment management division of Morgan Stanley. Parametric will retain the firm's brand autonomy and will not have any changes to its investment team and philosophy. The Acquisition closed on March 1, 2021. As result of the Acquisition, there will not be any change to the nature, extent or quality of the investment advisory services that Parametric provides to GuideStone Funds; however, ownership information for Parametric changed upon completion of the Acquisition, as shown below.
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In the section entitled Control Persons of Sub-Advisers, the disclosures pertaining to Parametric for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund, on pages 65 through 72, are deleted in their entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Morgan Stanley Investment Management effective as of March 1, 2021. Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley, a NYSE-listed, leading global financial services corporation.
In the section disclosing Portfolio Manager Compensation the following disclosure pertaining to Parametric, beginning on page 60, is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”). Parametric believes the firm’s compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.
Compensation of Parametric employees has three primary components: (i) a base salary; (ii) an annual cash bonus; and (iii) annual equity-based compensation for eligible employees.
Parametric employees also receive certain retirement, insurance and other benefits that are broadly available. Compensation of Parametric employees is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are paid on an annual cycle.
The firm also maintains the following arrangements: (i) employment contracts for key investment professionals and senior leadership; (ii) eligible employees receive Eaton Vance equity grants that vest over a three-year period from grant date - the vesting schedule for each grant is 50% in year two and 50% in year three; and (iii) profit sharing that vests over a five-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.
Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.
Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.
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Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.). In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skill, experience and performance.
III.         CHANGES TO OTHER ACCOUNTS MANAGED
Effective January 6, 2021, Raymond F. Condon no longer serves as portfolio manager for Shenkman Capital Management, Inc. Effective March 31, 2021, Karena Fung, Jason Lai, CFA, and Andreas Welter will no longer serve as portfolio managers for Heitman Real Estate Securities LLC. All references to Messrs. Condon, Lai and Welter and Ms. Fung are deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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